ADVISORSHARES TRUST

ADVISORSHARES MORGAN CREEK GLOBAL TACTICAL ETF

(formerly AdvisorShares Cambria Global Tactical ETF)

Supplement dated July 28, 2014

to the Statement of Additional Information (“SAI”) dated October 28, 2013

This supplement provides new and additional information beyond that contained in the SAI for the AdvisorShares Morgan Creek Global Tactical ETF (the “Fund”) and should be read in conjunction with the SAI.

Effective immediately, Morgan Creek Capital Management, LLC (“Morgan Creek”) has replaced Cambria Investment Management, L.P. as investment sub-adviser to the Fund. In addition, the Fund’s name has changed from AdvisorShares Cambria Global Tactical ETF to AdvisorShares Morgan Creek Global Tactical ETF.

All references in the Fund’s SAI to Cambria Investment Management, L.P. are deleted and replaced with Morgan Creek Capital Management, LLC, all references to the Fund’s Sub-Advisor now refer to Morgan Creek, and all references to the Cambria Global Tactical ETF are deleted and replaced with Morgan Creek Global Tactical ETF. Specific revisions to the Fund’s SAI are set forth below.

Portfolio Managers

The Fund’s “Portfolio Managers” section on page 68 is deleted in its entirety and replaced with the following:

Morgan Creek Capital Management, LLC - Morgan Creek Global Tactical ETF

Portfolio Manager Compensation. The portfolio manager is compensated directly by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The portfolio manager owns a majority equity interest in the Sub-Advisor and his compensation is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the Sub-Advisor’s clients, including the Fund and its shareholders.

Fund Shares Owned by Portfolio Manager.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Mark W. Yusko	$0

  * Information provided as of July 25, 2014.

Accounts Managed by the Portfolio Manager. Including the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:

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Name	Registered Investment Companies *		Other Pooled Investment Vehicles *		Other Accounts *
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark W. Yusko	7	$1,100	33	$2,000	14	$1,400

  * Information provided as of May 31, 2014.

Proxy Voting

The Proxy Voting Policies and Procedures for Cambria Investment Management, L.P. beginning on page B-11 in Appendix B are deleted in their entirety and replaced with the following:

Morgan Creek Capital Management, LLC

Proxy Voting Policy

The Adviser understands and appreciates the importance of proxy voting. Where the Adviser has the discretion (and exercises such discretion) to vote the proxies of its Advisory Clients, it will vote any such proxies in the best interests of Advisory Clients and Investors (as applicable) and in accordance with set compliance procedures.

Generally speaking, the Adviser votes on two types of proxies as follows: (i) proxies associated with the underlying funds that its Fund of Funds Advisory Clients are invested in and (ii) proxies associated with the individual publicly traded securities that certain Advisory Clients are invested in.

Prior to voting any proxies, the Adviser’s Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not. If there is an identifiable material conflict in voting a proxy, the Adviser may need to abstain from voting, and in such case, will maintain documentation as to why it abstained. If no material conflict is identified pursuant to its set procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question. The Chief Compliance Officer will ensure delivery of the proxy, in accordance with instructions related to such proxy, in a timely and appropriate manner. In addition, the Chief Compliance Officer will ensure that all required records are being retained. If you would like detailed information of how any proxies were actually voted, please contact the Chief Compliance Officer at (919) 933-4004.

It should be noted that the Adviser will generally not vote on a proxy if it no longer owns the security by the date of the shareholder meeting (or will no longer own such security by the meeting date).

Notwithstanding the above (i.e., material conflicts, no longer owning the security at the time of the shareholder meeting), it is the policy of the Adviser to generally vote all proxies received.

The Chief Compliance Officer is responsible for ensuring compliance with this policy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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